UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2009 (March 13, 2009).

Westar Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Kansas

(State or Other Jurisdiction of Incorporation)

1-3523	48-0290150
(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue Topeka, Kansas	66611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (785) 575-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-11 under the Exchange Act (17 CFR 240.14a-11)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 13, 2009, Westar Energy, Inc. (the “Company”) filed a prospectus relating to 3,872,900 shares (the “Shares”) of its common stock, $5.00 par value per share, that may be offered for sale pursuant to the Company’s direct stock purchase plan (the “Plan”). The Plan has previously been in use, and no shares are being added to the Plan in connection with the prospectus. The Shares have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-141899). This Current Report on Form 8-K shall be deemed incorporated into such registration statement and the final prospectus supplement relating to the Offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Larry D. Irick regarding the legality of the common stock

23.1	Consent of Larry D. Irick (included in his opinion filed as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date: March 13, 2009	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

Index to Exhibits

Exhibit Number	Description
5.1	Opinion of Larry D. Irick regarding the legality of the common stock

23.1	Consent of Larry D. Irick (included in his opinion filed as Exhibit 5.1)